UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2006

AMERICAN STANDARD COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 980-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 7, 2006, the Board of Directors of American Standard Companies, Inc., a Delaware corporation (the “Company”), approved a form of Indemnification Agreement (the “Indemnification Agreement”) to be entered into between the Company and each of the directors of the Company as set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and each of the following employees of the Company: Brad M. Cerepak, Vice President and Controller; Lawrence B. Costello, Senior Vice President, Human Resources; G. Peter D’Aloia, Senior Vice President and Chief Financial Officer; James E. Dwyer, President, Global Bath and Kitchen; Jacques Esculier, President, Vehicle Control Systems; R. Bruce Fisher, Vice President, Strategic Planning and Investor Relations; Mary Elizabeth Gustafsson, Senior Vice President, General Counsel and Secretary; W. Craig Kissel, President, Commercial Systems, Air Conditioning Systems and Services; David S. Kuhl, Vice President and Treasurer; Shelly J. London, Vice President and Chief Communications Officer; David R. Pannier, President, Residential Systems, Air Conditioning Systems and Services; and Sally Genster Robling, Vice President and Chief Marketing Officer (collectively, the “Indemnitees”). The Company entered into an indemnification agreement with each of the Indemnitees effective July 17, 2006. The Indemnification Agreement provides the Indemnitees with indemnification to the fullest extent permitted by law and related rights as provided in the Indemnification Agreement. Attached to this Current Report on Form 8-K as Exhibit 10.1 is a copy of the form of Indemnification Agreement, which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On July 19, 2006 the Company issued a press release reporting its results for the quarter ended June 30, 2006 and provided forward looking guidance for the Company’s third quarter and for the fiscal year ending December 31, 2006. The Company’s earnings release for the quarter ended June 30, 2006 is attached as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

The information in the earnings release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally acceptable accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations on the Consolidated Statement of Operations, the Data Supplement Sheet and on the Reconciliations of Net Cash Provided (Used) by Operating Activities to Free Cash Flow of the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Item 2.05 Costs Associated with Exit or Disposal Activities

As part of an effort to remain cost competitive, optimize its manufacturing capabilities and continue to rebuild the profitability of the Bath and Kitchen business the Company announced on July 19, 2006, a consolidation of its ceramics manufacturing operations in the United Kingdom. The Company will discontinue the production of ceramics at its Hull location and relocate all of these products to more cost-effective locations. This action will result in charges amounting to approximately $15 million ($10.5 million after tax) in the second half of 2006, including approximately $9 million for job-elimination expenses related to about about 235 employees, and approximately $6 million of other exit related costs. The Company estimates that the foregoing charges will result in approximately $8 million of cash expenditures, the majority of which are expected to be paid in 2006. The Company expects the relocation of production and related job eliminations to be completed by the end of 2006. Once completed, the Company expects to realize annualized cost savings of approximately $10 million starting in 2007. The estimated amounts concerning the anticipated costs, accounting charges and annualized savings constitute forward-looking statements and are based upon management’s expectations and beliefs concerning future events affecting the company. The actual costs, accounting charges and savings resulting from these events may differ from what has been estimated. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

Item 7.01	Regulation FD Disclosure

On July 19, 2006, the Company issued a press release announcing its results for the quarter ended June 30, 2006 and provided forward-looking guidance for the Company’s third quarter and for the fiscal year ending December 31, 2006. The press release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Exhibits

The following exhibits are filed or furnished as part of this Report to the extent described in Item 1.01, Item 2.02 and Item 7.01.

10.1	Form of Indemnification Agreement.

99.1	Press Release dated July 19, 2006 pertaining to the financial results of the Company for the quarter ended June 30, 2006.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in this report, and the exhibit attached hereto, including, without limitation statements as to management’s good faith expectations and belief are forward-looking statements. Forward looking statements can be identified by the use of words such as “believe,” “expect,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “anticipate,” “intends” and other words of similar meaning. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Actual results may differ materially from these expectations as a result of many factors including (i) pricing changes to materials used to produce its products and the ability to offset those changes through price increases, (ii) changes in U.S. or international economic conditions, such as inflation and interest rate and exchange rate fluctuations, (iii) the actual level of construction activity and commercial vehicle production in the Company’s end-markets, (iv) periodic adjustments to litigation reserves, including asbestos liabilities and asbestos insurance recoveries, and (v) the amount and timing of operational consolidation expenses and gains or losses on asset sales and tax items. For information about additional factors which could cause actual results to differ materially from expectations and other risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and in the “Management’s Discussion and Analysis” section of the Company’s Quarterly Reports on Form 10-Q. The Company does not undertake any obligation to update such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

By:	/s/ Brad M. Cerepak
Name:	Brad M. Cerepak
Title:	Vice President and Controller

DATE: July 19, 2006